EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Second Quarter 2011

* Q2'11 gross merchandise volume grew by 33.8% year-over-year to $1.1 billion

* Items sold during Q2'11 increased by 26.3% year-over-year to 11.6 million

* Revenues, on a comparable basis, increased by 42.9% to 69.4 million

BUENOS AIRES, Argentina, Aug. 3, 2011 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the second quarter ended June 30, 2011.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "Our last three months have seen strong volume and revenue growth that accelerated as the quarter advanced. I look forward to this continued momentum as we keep focusing on our own business and execution as the single most relevant way to drive growth and generate value, while we benefit from the sustained tailwinds behind e-commerce growth in Latin America."

Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended June 30, 2011 of $69.4 million, representing 32.1% year-over-year growth.Revenue growth continued to be negatively impacted by the pre-sale of credit card receivables beginning in the third quarter of 2010. Had the company carried out similar pre-sales of credit card receivables during 2010, revenue growth on a comparable basis would have been 42.9% during the second quarter of 2011 as compared to the prior year quarter.

For the three months ended June 30, 2011, gross merchandise volume grew 33.8% year-over-year to $1,067.8 million, while total payment volume grew 100.2% year-over-year to $295.8 million. Items sold on MercadoLibre during the second quarter 2011 grew 26.3% to 11.6 million, while total payments transactions through MercadoPago grew 139.6% to 3.1 million.

Gross profits for the second quarter of 2011 were $52.4 million, a 27.6% increase over the previous year quarter. Gross profit margin for the period was 75.6%, down from 78.3% during the second quarter of 2010, as the lower margin payments volume continued to grow at a faster pace than the merchandise volume.

Income from operations grew 14.5% to $21.6 million in the second quarter of 2011 compared to $18.8 million in the second quarter of 2010. Operating income margin for the second quarter of 2011 was 31.1%. Growth in income from operations, as net revenues, was also negatively impacted by the pre-sale of credit card receivables.

Net Income before taxes was $22.5 million, an increase of 37.4% over the second quarter of 2010. The blended tax rate for the quarter was of 34%, as compared to 29% during the same quarter one year earlier. The higher tax rate was a consequence of certain one time, non-deductible costs incurred during the quarter.

Net income for the three months ended June 30, 2011, was $14.8 million, representing 27.0% growth over the prior year quarter. Net income margin was 21.4% for the second quarter of 2011, compared to 22.2% for the same period last year. Earnings per share for the second quarter of 2011 were $0.34 compared to $0.26 for the prior year quarter.

Free cash flow, defined as cash from operating activities less purchases of property, equipment and intangible asset, was $8.2 million for the three months ended June 30, 2011.

The following table summarizes certain key performance metrics for the three months ended June 30, 2010 and 2011.

Three month ended June 30, (in millions)	2010	2011	%YOY
Total confirmed registered users at the end of period	47.4	58.4	23.2%
New confirmed registered users during the period	2.5	2.8	12.1%
Gross merchandise volume	$ 798.1	$ 1,067.8	33.8%
Items sold	9.2	11.6	26.3%
Total payments volume	$ 147.8	$ 295.8	100.2%
Total payments transactions	1.3	3.1	139.6%

Change in MercadoPago Financing Operations

Starting in the third quarter of 2010, the company began to pre-sell credit card receivables from its MercadoPago financing operations. For this reason, starting in the third quarter of 2010, MercadoPago financing revenues now represent the net amount received from financing institutions as a result of pre-selling these installments-related financing receivables. Credit card receivables are being pre-sold in order to better manage credit risk; generate increased predictability of the associated cost; and not assume any financing risk.

The following table may prove helpful to analyze the annual evolution of the company's revenue growth, as it shows consolidated net revenues since Q2 of 2009 net of MercadoPago financing cost:

Figures in US dollars	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Consolidated Net Revenues	40,901,799	50,599,276	49,020,045	45,937,774	52,510,331	55,951,378	62,316,231	61,459,668	69,378,160
MercadoPago Financing Costs (*)	3,246,008	3,927,577	3,990,072	3,383,142	3,949,545	--	--	--	--
Consolidated Net Revenues Net of	37,655,791	46,671,699	45,029,973	42,554,632	48,560,786	55,951,378	62,316,231	61,459,668	69,378,160
MercadoPago Financing Costs

Growth % Over Prior Year	n/a	19.6%	58.2%	41.9%	29.0%	19.9%	38.4%	44.4%	42.9%

(*) Included in Cost of Net Revenues and Interest Expense and Other Financial Charges.

MercadoLibre provides consolidated net revenues net of MercadoPago financing costs because it believes that such presentation is a beneficial supplemental disclosure to investors in analyzing and assessing the historical revenue growth of the company.

Conference Call and Webcast

The Company will host a conference call and audio webcast on August 3, 2011 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (970) 315-0420 or (877) 303-7209 (Conference ID 86860708) and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users – Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users – Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume – Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold – Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume – Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions – Measure of the number of all transactions paid for using MercadoPago.

Gross profit margin – Defined as gross profit as a percentage of revenues.

Operating margin – Defined as income from operations as a percentage of net revenues.

Net Income margin – Defined as net income as a percentage of net revenues.

Free Cash Flow – Defined as cash flow from operating activities less purchases of property, equipment and intangible asset.

About MercadoLibre

Founded in 1999, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks. MercadoLibre maintains a leadership position in 12 Latin American countries. The Company is listed on NASDAQ (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Consolidated balance sheets

	June 30,	December 31,
	2011	2010
Assets	(Unaudited)	(Audited)
Current assets:
Cash and cash equivalents	$ 44,250,132	$ 56,830,466
Short-term investments	72,384,019	5,342,766
Accounts receivable, net	14,984,136	12,618,173
Funds receivable from customers	7,910,434	6,151,518
Prepaid expenses	1,331,890	913,262
Deferred tax assets	12,396,948	12,911,256
Other assets	5,964,157	6,867,767
Total current assets	159,221,716	101,635,208
Non-current assets:
Long-term investments	50,201,025	78,846,281
Property and equipment, net	31,316,388	20,817,712
Goodwill, net	61,356,716	60,496,314
Intangible assets, net	3,819,064	4,141,167
Deferred tax assets	1,939,191	2,975,118
Other assets	671,876	771,223
Total non-current assets	149,304,260	168,047,815

Total assets	$ 308,525,976	$ 269,683,023

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$ 20,333,485	$ 17,232,103
Funds payable to customers	58,176,211	48,788,225
Payroll and social security payable	10,545,802	10,786,534
Taxes payable	8,061,079	11,487,574
Loans payable and other financial liabilities	105,498	100,031
Dividends payable	3,531,337	--
Total current liabilities	100,753,412	88,394,467
Non-current liabilities:
Payroll and social security payable	3,106,880	2,562,343
Loans payable and other financial liabilities	125,721	188,846
Deferred tax liabilities	4,726,032	5,167,699
Other liabilities	2,184,761	1,651,398
Total non-current liabilities	10,143,394	9,570,286
Total liabilities	110,896,806	97,964,753

Commitments and contingencies

Shareholders' equity:
Common stock, $0.001 par value, 110,000,000 shares authorized, 44,141,707 and 44,131,376 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	$ 44,142	$ 44,131
Additional paid-in capital	120,429,310	120,391,622
Retained earnings	95,498,168	73,681,556
Accumulated other comprehensive loss	(18,342,450)	(22,399,039)
Total shareholders' equity	197,629,170	171,718,270

Total liabilities and shareholders' equity	$ 308,525,976	$ 269,683,023

Consolidated statements of income

	Six Months Ended June 30,		Three Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Net revenues	$ 130,837,828	$ 98,448,105	$ 69,378,160	$ 52,510,331
Cost of net revenues	(31,270,822)	(21,304,611)	(16,939,118)	(11,411,561)
Gross profit	99,567,006	77,143,494	52,439,042	41,098,770

Operating expenses:
Product and technology development	(10,675,783)	(7,201,240)	(5,518,892)	(3,976,466)
Sales and marketing	(28,865,357)	(22,581,944)	(15,636,413)	(11,473,145)
General and administrative	(19,183,316)	(13,041,477)	(9,732,340)	(6,834,592)
Total operating expenses	(58,724,456)	(42,824,661)	(30,887,645)	(22,284,203)
Income from operations	40,842,550	34,318,833	21,551,397	18,814,567

Other income (expenses):
Interest income and other financial gains	4,123,668	1,711,529	2,249,898	917,388
Interest expense and other financial charges	(1,509,769)	(6,351,339)	(880,819)	(3,355,921)
Foreign currency (loss) / gain	(1,203,369)	361,494	(702,714)	(35,478)
Other income, net	260,441	--	240,097	--
Net income before income / asset tax expense	42,513,521	30,040,517	22,457,859	16,340,556

Income / asset tax expense	(13,635,062)	(8,745,954)	(7,637,033)	(4,666,593)
Net income	$ 28,878,459	$ 21,294,563	$ 14,820,826	$ 11,673,963

	Six Months Ended June 30,		Three Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Basic EPS
Basic net income per common share	$ 0.65	$ 0.48	$ 0.34	$ 0.26

Weighted average shares	44,134,763	44,117,364	44,138,105	44,121,087

Diluted EPS
Diluted net income per common share	$ 0.65	$ 0.48	$ 0.34	$ 0.26
Weighted average shares	44,149,911	44,142,829	44,152,296	44,145,255

Consolidated statements of cash flows

	Six Months Ended June 30,
	2011	2010
	(Unaudited)
Cash flows from operations:
Net income	$ 28,878,459	$ 21,294,563
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	3,305,795	2,187,353
Accrued interest	(2,353,234)	(37,763)
Stock-based compensation expense - stock options	--	121
Stock-based compensation expense - restricted shares	--	37,696
LTRP accrued compensation	2,303,542	1,515,662
Deferred income taxes	1,484,213	(1,099,249)
Changes in assets and liabilities:
Accounts receivable	(164,556)	(4,578,556)
Funds receivable from customers	(1,779,329)	247,441
Prepaid expenses	(393,477)	51,734
Other assets	1,067,637	(1,735,721)
Accounts payable and accrued expenses	(5,766,185)	5,249,442
Funds payable to customers	6,718,843	4,738,946
Other liabilities	430,606	(1,779,899)
Net cash provided by operating activities	33,732,314	26,091,770
Cash flows from investing activities:
Purchase of investments	(200,995,988)	(64,252,379)
Proceeds from sale and maturity of investments	171,094,260	26,860,341
Purchases of intangible assets	(108,823)	(12,733)
Purchases of property and equipment	(13,247,416)	(3,906,287)
Net cash used in investing activities	(43,257,967)	(41,311,058)
Cash flows from financing activities:
Decrease in loans payable	--	(2,993,985)
Dividends distribution	(3,530,510)	--
Stock options exercised	10,706	5,449
Net cash used in financing activities	(3,519,804)	(2,988,536)
Effect of exchange rate changes on cash and cash equivalents	465,123	(26,858)
Net decrease in cash and cash equivalents	(12,580,334)	(18,234,682)
Cash and cash equivalents, beginning of the period	56,830,466	49,803,402

Cash and cash equivalents, end of the period	$ 44,250,132	$ 31,568,720

Supplemental cash flow information:
Cash paid for interest	$ 26,426	$ 5,753,706
Cash paid for income and asset taxes	$ 14,806,871	10,377,362

Financial results of reporting segments

	Three Months Ended June 30, 2011

	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 39,932,132	$ 12,391,873	$ 5,370,095	$ 7,234,940	$ 4,449,120	$ 69,378,160
Direct costs	(23,926,947)	(5,153,807)	(2,982,020)	(2,847,197)	(2,493,570)	(37,403,541)
Direct contribution	16,005,185	7,238,066	2,388,075	4,387,743	1,955,550	31,974,619

Operating expenses and indirect costs of net revenues						(10,423,222)
Income from operations						21,551,397

Other income (expenses):
Interest income and other financial gains						2,249,898
Interest expense and other financial results						(880,819)
Foreign currency losses						(702,714)
Other income, net						240,097
Net income before income / asset tax expense						$ 22,457,859

	Three Months Ended June 30, 2010

	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 30,781,411	$ 9,452,261	$ 4,669,349	$ 4,468,146	$ 3,139,164	$ 52,510,331
Direct costs	(15,992,598)	(4,686,452)	(2,830,282)	(2,192,418)	(1,741,164)	$ (27,442,914)
Direct contribution	14,788,813	4,765,809	1,839,067	2,275,728	1,398,000	25,067,417

Operating expenses and indirect costs of net revenues						(6,252,850)
Income from operations						18,814,567

Other income (expenses):
Interest income and other financial gains						917,388
Interest expense and other financial results						(3,355,921)
Foreign currency losses						(35,478)
Other income, net						--
Net income before income / asset tax expense						$ 16,340,556

	Six Months Ended June 30, 2011

	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 74,655,327	$ 22,971,805	$ 10,604,428	$ 14,005,393	$ 8,600,876	$ 130,837,829
Direct costs	(44,002,555)	(9,580,905)	(5,698,379)	(5,916,936)	(4,593,886)	(69,792,661)
Direct contribution	30,652,772	13,390,900	4,906,049	8,088,457	4,006,990	61,045,168

Operating expenses and indirect costs of net revenues						(20,202,616)
Income from operations						40,842,552

Other income (expenses):
Interest income and other financial gains						4,123,668
Interest expense and other financial results						(1,509,769)
Foreign currency losses						(1,203,369)
Other income, net						260,441
Net income before income / asset tax expense						$ 42,513,523

	Six Months Ended June 30, 2010

	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 57,132,883	$ 17,806,508	$ 9,139,286	$ 7,943,636	$ 6,425,793	$ 98,448,105
Direct costs	(30,855,058)	(8,632,236)	(5,630,639)	(4,106,474)	(3,464,689)	$ (52,689,096)
Direct contribution	26,277,825	9,174,271	3,508,647	3,837,162	2,961,104	45,759,009

Operating expenses and indirect costs of net revenues						(11,440,176)
Income from operations						34,318,833

Other income (expenses):
Interest income and other financial gains						1,711,529
Interest expense and other financial results						(6,351,339)
Foreign currency gains						361,494
Other income, net						--
Net income before income / asset tax expense						$ 30,040,517
CONTACT:  MercadoLibre, Inc.
          Investor Relations
          investor@mercadolibre.com
          http://investor.mercadolibre.com